Accounts Receivable, Net of Allowance for Expected Credit Losses - Changes in allowance for expected credit losses (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Changes in allowance for expected credit losses
Opening balance of provision - July 1	$ (275)	$ (227)
Provision created during the year	(5,195)	(255)
Recoveries during the year	5	171
Foreign currency translation movements	(8)	36
Closing balance of provision - June 30	$ (5,473)	$ (275)